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                                 Amended Annex A

The compensation payable under Paragraph 5 of the Management Agreement between Goldman Sachs Trust and each of the undersigned shall be as follows:

Goldman Sachs Asset Management

                                                                     Annual Rate
                                                                     -----------
Goldman Sachs Government Income Fund                                    0.65%
Goldman Sachs Municipal Income Fund                                     0.55%
Goldman Sachs High Yield Fund                                           0.70%
Goldman Sachs High Yield Municipal Fund8                                0.55%
Goldman Sachs Enhanced Cash Fund9                                       0.25%
Goldman Sachs Balanced Fund                                             0.65%
Goldman Sachs Growth and Income Fund                                    0.70%
Goldman Sachs CORE Large Cap Value Fund4                                0.60%
Goldman Sachs CORE Large Cap Growth Fund                                0.75%
Goldman Sachs CORE Small Cap Equity Fund1                               1.00%
Goldman Sachs CORE International Equity Fund1                           1.00%
Goldman Sachs CORE Tax -Managed Equity Fund7                            0.75%
Goldman Sachs Mid Cap Value Fund                                        0.75%
Goldman Sachs Small Cap Value Fund                                      1.00%
Goldman Sachs Real Estate Securities Fund1                              1.00%
Goldman Sachs Strategic Growth Fund5                                    1.00%
Goldman Sachs Growth Opportunities Fund5                                1.00%
Goldman Sachs Internet Tollkeeper Fund6                                 1.00%
Goldman Sachs Large Cap Value Fund8                                     0.75%
Goldman Sachs Research Select Fund9                                     1.00%
Goldman Sachs-Financial Square Prime Obligations Fund                   0.205%
Goldman Sachs-Financial Square Money Market Fund                        0.205%
Goldman Sachs-Financial Square Treasury Obligations Fund                0.205%
Goldman Sachs-Financial Square Treasury Instruments Fund                0.205%
Goldman Sachs-Financial Square Government Fund                          0.205%
Goldman Sachs-Financial Square Federal Fund                             0.205%
Goldman Sachs-Financial Square Tax-Free Money Market Fund               0.205%

Goldman Sachs Funds Management L.P.

Goldman Sachs CORE U.S. Equity Fund                                     0.75%
Goldman Sachs Capital Growth Fund                                       1.00%

Goldman Sachs Asset Management International

Goldman Sachs Global Income Fund                                        0.90%
Goldman Sachs International Equity Fund                                 1.00%
Goldman Sachs Emerging Markets Equity Fund                              1.20%
Goldman Sachs Asia Growth Fund                                          1.00%
Goldman Sachs International Small Cap Fund2                             1.20%
Goldman Sachs Japanese Equity Fund2                                     1.00%
Goldman Sachs European Equity Fund3                                     1.00%

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9  Please not that the Goldman Sachs Research Select Fund and Goldman Sachs
   Enhanced Cash Fund were approved at the April 26, 2000 Goldman Sachs Trust Board Meeting
1 Please note that the CORE Small Cap Equity Fund, CORE International Equity Fund and Real Estate Securities Fund were approved at the July 21, 1997 Goldman Sachs Trust Board Meeting.
2 Please note that the International Small Cap Fund and Japanese Equity Fund were approved at the April 23, 1998 Goldman Sachs Trust Board Meeting.
3 Please note that the European Equity Fund was approved at the July 22, 1998 Goldman Sachs Trust Board Meeting.
4 Please note that the CORE Large Cap Value Fund was approved at the November 3, 1998 Goldman Sachs Trust Board Meeting.
5 Please note that the Strategic Growth Fund and Growth Opportunities Fund were approved at the April 28, 1999 Goldman Sachs Trust Board Meeting.
6 Please note that the Internet Tollkeeper Fund was approved at the July 27, 1999 Goldman Sachs Trust Board Meeting.
7 Please note that the Large Cap Value Fund was approved at the October 26, 1999 Goldman Sachs Trust Board Meeting.
8 Please note that the High Yield Municipal Fund and the CORE Tax-Managed Equity Fund were approved at the February 3, 2000 Goldman Sachs Trust Board Meeting.